EX-10.7

                                                  Dated: September 27, 2001


                      AGREEMENT TO RESCIND SECURED PROMISSORY NOTE


     For Value Received, Royal Oasis Corporation, a Nevada
Corporation ("Maker"), and Oasis International Corporation, a Nevada Corporation ("Holder"), and eCom.com, Inc., a Nevada Corporation
("Guarantor"), hereby mutually agree as follows:

     That the "Secured Promissory Note" dated July 9, 2001 between the Maker and the Holder, and guarantied by the Guarantor, in the amount of One Million dollars ($1,000,000) (a copy of which is attached hereto as Exhibit A) is hereby rescinded as to each and every party and/or guarantor of such note. More specifically, but without limiting the generality of the above-stated rescission, Guarantor is hereby released from any and all liability on such note, by the mutual written consent of the Maker and the Holder.

Dated this 27th day of September, 2001.


/s/  BonnieJean C. Tippetts
ROYAL OASIS CORPORATION
By: BonnieJean C. Tippetts, President


/s/  BonnieJean C. Tippetts
OASIS INTERNATIONAL CORPORATION
By: BonnieJean C. Tippetts, President


/s/  Sid Fowlds
ECOM.COM, INC.
By:  Sid Fowlds, President